SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 16, 2001

                           Covanta Energy Corporation
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-3122                   13-5549268
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(State or Other Jurisdiction       (Commission File             (IRS Employer
     of Incorporation)                  Number)              Identification No.)


  40 Lane Road, Fairfield, New Jersey                               07004
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      (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (973) 882-9000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

         Item 5. Other Events.

         On May 16, 2001, Covanta Energy Corporation issued a press release announcing that the California Energy Commission unanimously approved the Company's "Application for Certification" for its Three Mountain Power facility, a copy of which is attached hereto as Exhibit A.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of business acquired: Not applicable.

(b) Pro forma financial information: Not applicable.

(c) Exhibit: Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 17, 2001

                           COVANTA ENERGY CORPORATION


                           By: /s/ Jeffrey R. Horowitz
                               -------------------------------------
                           Name: Jeffrey R. Horowitz
                           Title:  Senior Vice President, Legal
                                   Affairs, and Secretary

                                                                       Exhibit A


                                                             COVANTA ENERGY Logo





FOR IMMEDIATE RELEASE
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      COVANTA ENERGY TO PROVIDE CALIFORNIA WITH 500 MEGAWATTS OF NEW POWER

               -- California Energy Commission Grants Approval to
                        Three Mountain Power Facility --


FAIRFIELD, NJ, MAY 16, 2001 - Covanta Energy Corporation (NYSE: COV) announced that the California Energy Commission (CEC) today unanimously approved the Company's "Application for Certification" for its proposed 500-megawatt Three Mountain Power project. The decision, which was announced at a CEC business meeting in Sacramento, California, grants Covanta a license to construct and operate the natural gas-fired, combined cycle facility to be located in Burney, approximately 45 miles northeast of Redding, California. Project construction is expected to begin in the fall of 2001, with commercial operations expected to commence in late 2003 or early 2004.

"Three Mountain Power will be a vital addition to California's energy supply, adding 500 megawatts of environmentally friendly, dependable power to the grid," said Scott Mackin, President and Chief Executive Officer of Covanta Energy. "Given the urgent need for power, we're pleased that CEC has approved this project. With its state-of-the-art technology, Three Mountain Power will be among the cleanest and most efficient power plants of its kind in the nation, if not the world."

The Three Mountain Power project will also bring significant economic benefits to the Burney region. An average of 200 construction workers will build the project over two years, with an estimated construction payroll of $25 million. Three Mountain Power will also create between 20 and 25 new permanent jobs, with an annual payroll of over $1 million. To allow local residents to train and potentially compete for these jobs, Three Mountain Power is sponsoring Lassen Community College's power plant operator training class in the community. Once operational, the facility is expected to pay $2.5 million annually in property taxes.


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Covanta Energy Corporation is an internationally recognized designer, developer, owner and operator of power generation projects and provider of related infrastructure services. The Company's independent power business develops, structures, owns, operates and maintains projects that generate power for sale to utilities and industrial users worldwide. Its waste-to-energy facilities convert municipal solid waste into energy for numerous communities, predominantly in the United States. The Company also offers single-source design/build/operate capabilities for water and wastewater treatment infrastructures. Additional information about Covanta can be obtained via the Internet at www.covantaenergy.com, or through the Company's automated information system at 866-COVANTA (268-2682).

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Contacts:   Investor Relations:
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            Louis M. Walters, 973-882-7260

            Media Relations:
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            Danielle Tinman, 415-538-3718

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